Exhibit 10.5

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (“Agreement”) is made as of June 22, 2011 by and among Ads In Motion, Inc., a Delaware corporation (the “Company”) and Jordan Glatt (“Glatt”).

RECITALS

WHEREAS, upon the terms and subject to the conditions stated in this Agreement, Glatt wishes to purchase from the Company, and the Company wishes to sell and issue to Glatt, that number of shares of the Company’s common stock (“Common Stock”) set forth on Glatt’s signature page hereto (the “Shares”).

NOW THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.  For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in Section 3.

“Closing Date” has the meaning set forth in Section 3.

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning set forth in the Preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its subsidiaries taken as a whole, (ii) the legality or enforceability of any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material).

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” has the meanings set forth in the Recitals.

“Subscription Amount” means the aggregate amount to be paid for the Shares purchased hereunder as specified on Glatt’s signature page hereto in United States dollars and in immediately available funds.

 “Transaction Documents” means this Agreement and all exhibits and schedules hereto and any other documents or agreements executed in connection with the transactions contemplated by this Agreement or in accordance with the terms and conditions of any Transaction Document.

2. Purchase and Sale of the Shares.  Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), substantially concurrent with the execution and delivery of this Agreement by the parties hereto, Glatt shall purchase, and the Company shall sell and issue to Glatt, the Shares in exchange for payment as specified in Section 3 below of the Subscription Amount.

3. Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall occur on the Business Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions and covenants set forth in Sections 6(a) and 6(b), in each case, have been satisfied or waived (the “Closing Date”).  At the Closing, (a) the Company shall deliver to Glatt the various documents set forth in Section 6(b), and (b) Glatt shall deliver to the Company the various documents set forth in Section 6(a); and (c) Glatt shall deliver the Subscription Amount to Company.  The Closing shall take place at the offices of Anslow & Jaclin, LLP, 195 Route 9 South, Manalapan, New Jersey 07726, or at such other location as the Company and Glatt shall mutually agree.  Promptly following the Closing, the Company shall deliver, or shall cause its transfer agent to deliver, to Glatt a certificate or certificates registered in the name set forth on Glatt’s signature page hereto representing the Shares purchased hereunder.

4. Representations and Warranties of the Company.  The Company hereby represents and warrants to Glatt as follows:

(a) Organization, Good Standing and Qualification.  The Company has been duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware.  The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business require such qualification and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify or have such power or authority would not have, singly or in the aggregate, or could not reasonably be expected to have a Material Adverse Effect.

(b) Authorization.  The Company has full corporate power and authority to enter into the Transaction Documents and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares~~.~~  The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

(c) Capitalization.  All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued.  Other than as described in the SEC Reports, (i) there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement and; (ii)  there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them.

(d) Valid Issuance.  The Shares have been duly and validly authorized and, when issued and paid for pursuant to the Transaction Documents, the Shares will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by Glatt), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

5. Representations and Warranties of Glatt.  Glatt hereby represents and warrants to the Company that:

(a) Purchase Entirely for Own Account.  The Shares to be received by Glatt hereunder will be acquired for Glatt’s own account, not as nominee or agent, and Glatt is not a broker-dealer registered with the Commission under the Exchange Act or an entity engaged in a business that would require it to be so registered.  Nothing contained herein shall be deemed a representation or warranty by Glatt to hold the Shares for any period of time.

(b) Restricted Securities.  Glatt understands and agrees that the Shares have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Investor contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.  Glatt acknowledges that he is familiar with Rule 144 and that he has been advised that Rule 144 permits resales only under certain circumstances. Glatt understands that to the extent that Rule 144 is not available, he will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

6. Closing Conditions.

(a) The obligation of the Company to consummate the transactions to be performed by it in connection with the Closing is subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of Glatt contained herein (unless as of a specific date therein);

(ii) all obligations, covenants and agreements of Glatt required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by Glatt of this Agreement, duly executed by such Glatt; and

(iv) the delivery by Glatt of the Subscription Amount by wire transfer to the account specified in writing by the Company.

(b) The obligation of Glatt to consummate the transactions to be performed by him in connection with the Closing is subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Company of this Agreement duly executed by the Company.

7. Miscellaneous.

(a) Restrictive Legend.  The certificate or certificates representing the Shares shall bear the following or similar legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(b) Survival.  The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

(c) Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or Glatt, as applicable.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.

(d) Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(e) Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Ads in Motion, Inc.
159 South Street
Morristown, NJ 07960
Attn: Jordan Glatt, President
Tel.: (973) 984-7998
Fax: (973) 984-9508

With a copy to:

Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Attention: Gregg E. Jaclin, Esq.
Fax: (732) 577-1188

If to Glatt:

to the address set forth on Glatt’s signature page hereto.

(g) Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

(h) Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Glatt.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding, each future holder of all such Shares, and the Company.

(i) Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(j) Entire Agreement.  This Agreement, including the Exhibits hereto, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

(k) Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(l) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New Jersey for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ADS IN MOTION, INC.

By:	/s/ Alison Carpinello
Name: Alison Carpinello
Title: Chief Financial Officer

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SIGNATURE PAGE FOR INVESTORS FOLLOW]

[INVESTOR SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

No. of Shares  88,000    x $1.25 = $110,000         (“Subscription Amount”)

/s/ Jordan Glatt
Signature	Signature (if purchasing jointly)

Jordan Glatt
Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

159 South Street
Address	Address

Morristown, NJ 07960
City, State and Zip Code	City, State and Zip Code

Telephone – Business	Telephone - Business

Telephone – Residence	Telephone – Residence

Facsimile – Business	Facsimile - Business

Facsimile – Residence	Facsimile – Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:	Jordan Glatt